Exhibit 32.1

              CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                              PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Nortia Capital Partners, Inc. (the "Company"), on Form 10-Q for the period ending July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Bosso, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to Exchange Act Rule 15d-14(b) and 18 U.S.C. Section 1350, as adopted Pursuant to Section 906 of the Sarbanes Oxley Act of 2002,

i.	The Report fully complies with the requirements of Sections
        13(a) or 15(d) of the Securities Exchange Act of 1934, and

ii.	The information contained in the Report fairly presents, in
        all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM BOSSO
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William Bosso, Chief Executive Officer

Date:	November 18, 2005